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                     U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported October 12, 2005 (October 12,
2005)

                                SPATIALIGHT, INC.
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               (Exact Name of Registrant as Specified in Charter)


        New York                      000-19828              16-1363082
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(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number)         Identification No.)



Five Hamilton Landing, Suite 100, Novato, California             94949
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     (Address of Principal Executive Offices)                  (Zip Code)


 Registrant's telephone number, including area code          (415) 883-1693
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS



Item 1.01.  Entry into a Material Definitive Agreement; and

Item 3.02.  Unregistered Sales of Equity Securities; and

Item 9.01.  Financial Statements and Exhibits.


SIGNATURES


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Item 1.01.  Entry into a Material Definitive Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

See Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      10.1  Securities Purchase Agreement
      10.2  Registration Rights Agreement
      10.3  Escrow Agreement
      10.4  Warrant issued to Portside Growth and Opportunity Fund
      10.5  Warrant issued to Smithfield Fiduciary LLC
      10.6  Warrant issued to Bluegrass Growth Fund LP
      10.7  Warrant issued to Greenpark Limited
      10.8  Warrant issued to Steven F. Tripp
      10.9  Warrant issued to Robert Woods
      99.1  Press Release dated October 12, 2005


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2005


                                    SPATIALIGHT, INC.


                                    By: /s/ Robert A. Olins
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                                       Name: Robert A. Olins
                                       Title: Chief Executive Officer


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